UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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MORGAN STANLEYASIA-PACIFIC FUND, INC.

MORGAN STANLEY CHINA A SHARE FUND, INC.

MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT FUND, INC.

MORGAN STANLEY EMERGING MARKETS FUND, INC.

MORGAN STANLEY INCOME SECURITIES INC.

MORGAN STANLEY INDIA INVESTMENT FUND, INC.

THE LATIN AMERICAN DISCOVERY FUND, INC.

THE THAI FUND, INC.

THE TURKISH INVESTMENT FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MORGAN STANLEY ASIA-PACIFIC FUND, INC.
MORGAN STANLEY CHINA A SHARE FUND, INC.
MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT FUND, INC.
MORGAN STANLEY EMERGING MARKETS FUND, INC.
MORGAN STANLEY INCOME SECURITIES INC.
MORGAN STANLEY INDIA INVESTMENT FUND, INC.
THE LATIN AMERICAN DISCOVERY FUND, INC.
THE THAI FUND, INC.
THE TURKISH INVESTMENT FUND, INC.

c/o Morgan Stanley Investment Management
522 Fifth Avenue
New York, NY 10036

NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given of the Annual Meetings of Stockholders (the "Meetings") of each of the funds listed above (each a "Fund" and collectively, the "Funds"), to be held on June 21, 2016, at the offices of Morgan Stanley Investment Management Inc., 522 Fifth Avenue, 3rd Floor, New York, NY 10036 at the following times, and any adjournments or postponements thereof:

Conference Room 3G
Morgan Stanley Asia-Pacific Fund, Inc. ("APF")	8:30 a.m.
The Thai Fund, Inc. ("TTF")	8:50 a.m.
Morgan Stanley China A Share Fund, Inc. ("CAF")	9:10 a.m.
Morgan Stanley Emerging Markets Fund, Inc. ("MSF")	9:50 a.m.
The Turkish Investment Fund, Inc. ("TKF")	10:10 a.m.
Conference Room 3E
Morgan Stanley India Investment Fund, Inc. ("IIF")	8:30 a.m.
The Latin American Discovery Fund, Inc. ("LDF")	8:50 a.m.
Morgan Stanley Emerging Markets Debt Fund, Inc. ("MSD")	9:30 a.m.
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. ("EDD")	9:30 a.m.
Morgan Stanley Income Securities Inc. ("ICB")	9:50 a.m.

The Meetings are held for the following purposes:

1.  To elect Directors of the Funds, each to serve until the year 2017, 2018 or 2019 annual meeting of stockholders, as applicable, and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal as provided by statute or the applicable charter.

2.  To consider and act upon any other business as may properly come before the Meetings or any adjournment or postponement thereof.

Only stockholders of record of a particular Fund at the close of business on April 7, 2016, the record date for the Meetings, are entitled to notice of, and to vote at, the Meeting of that Fund or any adjournments or postponements thereof.

  MARY E. MULLIN
  Secretary

Dated: May 9, 2016

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy Card. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy Card in order that the necessary quorum may be represented at the Meetings. The enclosed envelope requires no postage if mailed in the United States. Stockholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their Proxy Card or on the enclosed Voting Information Card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETINGS OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2016:

The Joint Proxy Statement for the Annual Meetings of Stockholders is available on the Internet at the website address located on the enclosed Proxy Card.

MORGAN STANLEY ASIA-PACIFIC FUND, INC. ("APF")
MORGAN STANLEY CHINA A SHARE FUND, INC. ("CAF")
MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC. ("MSD")
MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT FUND, INC. ("EDD")
MORGAN STANLEY EMERGING MARKETS FUND, INC. ("MSF")
MORGAN STANLEY INCOME SECURITIES INC. ("ICB")
MORGAN STANLEY INDIA INVESTMENT FUND, INC. ("IIF")
THE LATIN AMERICAN DISCOVERY FUND, INC. ("LDF")
THE THAI FUND, INC. ("TTF")
THE TURKISH INVESTMENT FUND, INC. ("TKF")

c/o Morgan Stanley Investment Management
522 Fifth Avenue
New York, NY 10036

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished by the Board of Directors (each a "Board" and collectively, the "Boards") of each of the funds listed above (each a "Fund" and collectively, the "Funds") in connection with the solicitation of Proxies by the Board for use at the Annual Meeting of Stockholders of each Fund (each a "Meeting" and collectively, the "Meetings") to be held on June 21, 2016, at 522 Fifth Avenue, 3rd Floor, New York, NY 10036. It is expected that the Notice of Annual Meetings of Stockholders, Joint Proxy Statement and Proxy Card will first be mailed to stockholders of the Funds ("Stockholders") on or about May 9, 2016. The purpose of the Meetings, the matters to be acted upon and the commencement time of each Meeting are set forth in the accompanying Notice of Annual Meetings of Stockholders.

If the enclosed form of proxy for a Fund is properly executed and returned in time, or is submitted by telephone or Internet, to be voted at the Meetings, the proxies named therein will vote the shares of common stock with respect to the Funds (collectively, the "Shares") represented by it in accordance with the instructions marked thereon. Unmarked proxies submitted by Stockholders will be voted FOR each of the nominees for election as Director of that Fund as set forth in the accompanying Notice of Annual Meetings of Stockholders and this Joint Proxy Statement. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds, execution and delivery of a later dated proxy to the Secretary of the Funds (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings. Attendance at the Meetings will not in and of itself revoke a proxy. In order to revoke a proxy in person at the Meetings, Stockholders must either submit a subsequent proxy or vote in person and request that their proxy be revoked. Stockholders whose Shares are held in street name by a broker of record and who wish to vote in person at the Meetings must obtain a legal proxy from their broker and present it at the Meetings to the inspector of elections.

The Board has fixed the close of business on April 7, 2016 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meetings and at any adjournments or postponements thereof. On that date, the following number of Shares of each Fund were outstanding and entitled to vote:

APF	13,867,210	Shares
CAF	21,881,465	Shares
MSD	21,447,058	Shares
EDD	67,125,800	Shares
MSF	14,482,192	Shares
ICB	8,963,335	Shares
IIF	14,815,362	Shares
LDF	6,809,128	Shares
TTF	12,138,232	Shares
TKF	4,673,414	Shares

The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by each respective Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Directors and officers of the Funds or officers and regular employees of Morgan Stanley Investment Management Inc. ("MSIM" or the "Adviser"), the investment adviser for each Fund and the administrator for each Fund, Morgan Stanley & Co. LLC ("Morgan Stanley & Co.") and/or Morgan Stanley Smith Barney LLC, without special compensation therefor. In addition, the Funds may employ Computershare Inc. (operating through its Computershare Fund Services division), a Delaware Corporation ("CFS"), as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. The transfer agent services for each Fund are currently provided by Computershare Trust Company, N.A.

Stockholders will be able to authorize proxies to vote their Shares by touchtone telephone or by Internet by following the instructions on the Proxy Card accompanying this Joint Proxy Statement. The Internet procedures are designed to authenticate a Stockholder's identity to allow Stockholders to vote their Shares and confirm that their instructions have been properly recorded. To vote by Internet or by touchtone telephone, Stockholders can access the website or call the toll-free number listed on the Proxy Card. To vote by touchtone telephone or by Internet, Stockholders will need the number that appears on the Proxy Card or Voting Information Card in the shaded box.

In certain instances, CFS may call Stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Stockholders' identities, to allow Stockholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Stockholder should vote on any Proposal other than to refer to the recommendations of the Board. Each Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Stockholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their Shares in accordance with their instructions. To ensure that the Stockholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Stockholder's vote may be taken by telephone, each Stockholder will receive a copy of this Joint Proxy Statement and may vote by mail using the enclosed Proxy Card or by Internet or touchtone telephone as set forth above. The last proxy vote received in time to be voted, whether by Internet, mailed Proxy Card or touchtone telephone, will be the vote that is counted and will revoke all previous votes by the Stockholder. In the event that CFS is retained as proxy solicitor, CFS will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Stockholders' telephone numbers and providing additional materials upon Stockholder request, at an estimated cost of $2,000, which would be borne evenly by the Funds. Any additional expenses incurred by CFS with respect to the Funds collectively will be split pro rata among the Funds according to net assets. Any additional expenses incurred by CFS with respect to a specific Fund will be paid by such Fund.

Each Fund will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 2015 (September 30, 2015 for ICB and October 31, 2015 for EDD and TKF) to any Stockholder of such Fund requesting such report. Requests for annual and/or semi-annual reports should be made in writing to the respective Fund, Morgan Stanley Closed-End Funds, c/o CFS, P.O. Box 30170, College Station, TX 77842-3170, by calling toll-free (800) 231-2608 or by visiting the Adviser's Internet website at www.morganstanley.com/im.

MSIM serves as each Fund's administrator. The business address of MSIM is 522 Fifth Avenue, New York, NY 10036. State Street Bank and Trust Company serves as sub-administrator to the Funds. The business address of State Street Bank and Trust Company is One Lincoln Street, Boston, MA 02111-2101.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shares of a Fund are entitled to one vote each at the respective Fund's Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. To the extent information relating to common ownership is available to the Funds, a Stockholder that owns record Shares in two or more of the Funds will receive a package containing a Joint Proxy Statement and Proxy Cards for the Funds in which such Stockholder is a record owner. If the information relating to common ownership is not available to the Funds, a Stockholder that beneficially owns Shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a Proxy Card for each Fund in which such Stockholder is a beneficial owner. If the proposed election of Directors is approved by Stockholders of one Fund and disapproved by Stockholders of other Funds, the Proposal will be implemented for the Fund that approved the Proposal and will not be implemented for any Fund that did not approve the Proposal. Thus, it is essential that Stockholders complete, date, sign and return each enclosed Proxy Card or vote by telephone or the Internet as indicated in each Fund's Proxy Card.

Only one Proxy Statement will be delivered to multiple Stockholders sharing an address, unless a Fund has received contrary instructions. Each Fund will furnish, upon written or oral request, a separate copy of the Joint Proxy Statement to a Stockholder at a shared address to which a single Joint Proxy Statement was delivered. Requests for a separate Joint Proxy Statement, and notifications to a Fund that a Stockholder wishes to receive separate copies in the future, should be made in writing to the respective Fund, Morgan Stanley Closed-End Funds, c/o CFS, P.O. Box 30170, College Station, TX 77842-3170, or by calling toll-free (800) 231-2608. Multiple Stockholders who are sharing an address and currently receiving multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling toll-free (800) 231-2608.

The Board of Directors of each Fund recommends that you vote "FOR" the election of the nominees as Directors for that Fund as set forth in Proposal No. 1 of the Notice of Annual Meetings of Stockholders and this Joint Proxy Statement. Your vote is important. Please return your Proxy Card promptly no matter how many Shares you own.

ELECTION OF DIRECTORS
(Proposal No. 1)

At the Meetings, Stockholders will be asked to consider the election of the nominees named below as Directors to hold office for a term stated below and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Cards to vote, on behalf of the Stockholders, for the election of:

(i)  Frank L. Bowman, Jakki L. Haussler, James F. Higgins and Manuel H Johnson as Class III Directors for a term expiring in 2019, for all Funds except IIF, ICB and LDF;

(ii)  Fergus Reid as a Class I Director for a term expiring 2019, for IIF;

(iii)  Jakki L. Haussler, Michael F. Klein, Michael E. Nugent and W. Allen Reed as Class III Directors for a term expiring in 2019 and Nancy C. Everett as a Class I Director for a term expiring in 2017, for ICB; and

(iv)  Frank L. Bowman, James F. Higgins and Manuel H. Johnson as Class III Directors for a term expiring in 2019 and Jakki L. Haussler as a Class II Director for a term expiring in 2018, for LDF.

Pursuant to each Fund's By-Laws, the terms of office of the Directors are staggered. The Board of Directors of each Fund is divided into three classes, designated Class I, Class II and Class III, with each class generally having a term of three years. Each year the term of one class expires. The Directors of each Fund and their designated Class are shown below.

	Class I	Class II	Class III
All Funds(1) (except IIF, ICB and LDF)	Kathleen A. Dennis Joseph J. Kearns Michael E. Nugent Fergus Reid	Nancy C. Everett Michael F. Klein W. Allen Reed	Frank L. Bowman Jakki L. Haussler James F. Higgins Manuel H. Johnson
IIF(2)	Fergus Reid	Ravindranath Santosh Kumar Hazareesing Mamode Izam Nathadkhan	M.J. Marcel Vivian Descroizilles Joseph J. Kearns
ICB(3)	Frank L. Bowman Nancy C. Everett James F. Higgins	Kathleen A. Dennis Manuel H. Johnson Joseph J. Kearns Fergus Reid	Jakki L. Haussler Michael F. Klein Michael E. Nugent W. Allen Reed
LDF(4)	Kathleen A. Dennis Joseph J. Kearns Michael E. Nugent Fergus Reid	Nancy C. Everett Jakki L. Haussler W. Allen Reed	Frank L. Bowman James F. Higgins Manuel H. Johnson

(1)  Only the Directors currently in Class III are being considered for election at this Meeting with respect to all Funds except IIF, ICB and LDF.

(2)  Only the Directors currently in Class I are being considered for election at this Meeting with respect to IIF.

(3)  Only the Directors currently in Class III and Class I (with respect to Everett only) are being considered for election at this Meeting with respect to ICB.

(4)  Only the Directors currently in Class III and Class II (with respect to Haussler only) are being considered for election at this Meeting with respect to LDF.

Pursuant to each Fund's By-Laws, each Director holds office until the expiration of his or her term and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal as provided by statute or the applicable charter.

Board Structure and Oversight Function

Each Board's leadership structure features an Independent Director serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of Board of Directors of each Fund and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board of Directors of each Fund. The Chairperson also presides at all meetings of the Board of Directors of each Fund and is involved in discussions regarding matters pertaining to the oversight of the management of the Funds between meetings.

The Board of Directors of each Fund operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Directors, the Funds and Fund Stockholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board of Directors of each Fund (except IIF) has established five standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Investment Committee and (5) Closed-End Fund Committee. The Board of Directors of IIF has established two standing committees: (1) Audit Committee and (2) Governance Committee. The Audit Committee, the Governance Committee and the Closed-End Fund Committee are comprised exclusively of Independent Directors. The Compliance and Insurance Committee and the Investment Committee are each comprised of Independent Directors and one interested Director, James F. Higgins. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Funds. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption "Board Meetings and Committees" below.

Each Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Directors oversees these risks as part of its broader oversight of each Fund's affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Funds. In addition, appropriate personnel, including but not limited to the Funds' Chief Compliance Officer, members of the Funds' administration and accounting teams, representatives from the Funds' independent registered public accounting firm, the Funds' Treasurer, portfolio management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Funds' activities and related risks to the Board of Directors of each Fund and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class. The Board's committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Directors regarding material exceptions and items relevant to the Board's risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect a Fund. Moreover, the Board recognizes that it may be necessary for the Funds to bear certain risks (such as investment risk) to achieve their investment objective.

As needed between meetings of the Board of Directors of each Fund, the Board or a specific committee receives and reviews reports relating to the Funds and engages in discussions with appropriate parties relating to the Funds' operations and related risks.

Board Meetings and Committees

The Board of Directors of each Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Each Audit Committee is charged with recommending to the full Board the engagement or discharge of each Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of each Fund's system of internal controls; and reviewing the valuation process. Each Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of each Fund other than IIF are currently Jakki L. Haussler, Joseph J. Kearns, Michael F. Klein and W. Allen Reed. The members of IIF's Audit Committee are currently M.J. Marcel Vivian Descroizilles, Ravindranath Santosh Kumar Hazareesing, Joseph J. Kearns, Mamode Izam Nathadkhan and Fergus Reid. None of the members of the Funds' Audit Committees is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"), of any of the Funds (with such disinterested Directors being "Independent Directors" or individually, an "Independent Director"). Each Independent Director is also "independent" from each Fund as defined under the listing standards of the New York Stock Exchange, Inc. ("NYSE"). The Chairperson of the Audit Committee of all of the Funds is Joseph J. Kearns.

The Board of Directors of each Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on each Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises each Fund's Board with respect to Board composition, procedures and committees, develops and recommends to each Fund's Board a set of corporate governance principles applicable to the Funds, monitors and makes recommendations on corporate governance matters and policies and procedures of each Fund's Board of Directors and any Board committees and oversees periodic evaluations of each Fund's Board and its committees. Each Fund has adopted a formal, written Governance Committee Charter. A further description of, among other things, the goals and responsibilities of the Governance Committee with respect to Board candidates and nominees and Board composition, procedures and committees can be found in the Governance Committee Charter for each Fund. The members of the Governance Committee of each Fund other than IIF are Kathleen A. Dennis, Michael E. Nugent and Fergus Reid, each of whom is an Independent Director. In addition, Michael E. Nugent (as Chair of the Morgan Stanley Funds) periodically may attend other operating committee meetings. The members of IIF's Governance Committee are currently M.J. Marcel Vivian Descroizilles, Ravindranath Santosh Kumar Hazareesing, Joseph J. Kearns, Mamode Izam Nathadkhan and Fergus Reid, each of whom is an Independent Director. The Chairperson of each Fund's Governance Committee is Fergus Reid.

None of the Funds has a separate nominating committee. While each Fund's Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of each Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, all the Independent Directors participate in the selection and nomination of candidates for election as Independent Directors for the respective Funds for which the Independent Director serves. Persons recommended by each Fund's Governance Committee as candidates for nomination as Independent Directors shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of each of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Fund's Board as they deem appropriate, they will consider nominations from Stockholders to the Board. Nominations from Stockholders should be in writing and sent to the Independent Directors as described below under "Stockholder Communications."

The Board of each Fund (other than IIF) formed a Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee of each Fund currently consists of Frank L. Bowman, Nancy C. Everett, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Nancy C. Everett and Manuel H. Johnson are Independent Directors. The Chairperson of the Compliance and Insurance Committee of each Fund is Frank L. Bowman.

Each Fund (other than IIF) has an Investment Committee that oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Kathleen A. Dennis, Nancy C. Everett, Jakki L. Haussler, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee of each Fund is Manuel H. Johnson.

The Investment Committee of each Fund (other than IIF) has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the Funds' primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)  Equity — W. Allen Reed (Chairperson), Frank L. Bowman, Nancy C. Everett and Michael E. Nugent.

(2)  Fixed Income — Michael F. Klein (Chairperson) and Fergus Reid.

(3)  Money Market and Alternatives — Kathleen A. Dennis (Chairperson), Jakki L. Haussler James F. Higgins and Joseph J. Kearns.

In addition, Manuel H. Johnson (as Chairperson of the Investment Committee) periodically attends Sub-Committee meetings.

The Board of each Fund (other than IIF) formed the Closed-End Fund Committee to consider a range of issues unique to closed-end funds. The Closed-End Fund Committee consists of Michael E. Nugent, W. Allen Reed and Fergus Reid, each of whom is an Independent Director. The Chairperson of the Closed-End Fund Committee of each Fund is Michael E. Nugent.

During each Fund's fiscal year ended December 31, 2015 (September 30, 2015 for ICB and October 31, 2015 for EDD and TKF), the Board of Directors held the following meetings:

	Number of Meetings
	All Funds (except IIF, ICB, EDD and TKF)	IIF	ICB	EDD	TKF
Board of Directors	6	6	6	6	6
Committee/Sub-Committee:
Audit Committee	4	4	4	4	4
Governance Committee	4	4	4	4	4
Compliance and Insurance Committee	4	N/A	4	4	4
Investment Committee	5	N/A	5	5	5
Equity Sub-Committee	5	N/A	5	5	5
Fixed Income Sub-Committee	5	N/A	5	5	5
Money Market and Alternatives Sub-Committee	5	N/A	5	5	5
Closed-End Fund Committee	4	N/A	4	4	4

During each Fund's fiscal year ended December 31, 2015 (September 30, 2015 for ICB and October 31, 2015 for EDD and TKF), each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he or she served, held during the time such Director was a member of the Board. For annual Stockholder meetings, Directors may, but are not required to, attend the meetings; and for each Fund's last annual Stockholder meeting, none of the Directors attended the meeting.

Stockholder Communications

Stockholders may send communications to each Fund's Board of Directors. Stockholders should send communications intended for each Fund's Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director below. Other Stockholder communications received by the Funds not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Boards only at management's discretion based on the matters contained therein.

Each of the nominees for Director has consented to be named in this Joint Proxy Statement and to serve as a Director of the Funds if elected. The Board of Directors of each Fund has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting for that Fund, the persons named as proxies on the Proxy Cards will vote for such persons as the Board of Directors of the Fund may recommend.

Information Regarding Directors and Nominee Directors

Each Fund seeks as Directors individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Director was and continues to be qualified to serve as Director, the Board of each Fund has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Director, including those enumerated in the table below, the Board has determined that each of the

Directors is qualified to serve as a Director of each applicable Fund. In addition, the Board of each Fund believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing each Fund and protecting the interests of Stockholders. Information about a Fund's Governance Committee and Board of Director nomination process is provided above under the caption "Board Meetings and Committees."

The Directors of the Funds, their ages, addresses, positions held, length of time served and their principal business occupations during the past 5 years and other relevant professional experience are shown below.

Name, Age and Address	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Frank L. Bowman† (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director of each of the Funds (except IIF)	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA of the USA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors generally has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†  Nominee for election as a Director of one or more Funds at the Meetings.

Name, Age and Address	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director of each of the Funds (except IIF)	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
M.J. Marcel Vivian Descroizilles (66) c/o Cim Financial Services Les Cascades Bldg, Edith Cavell St, Port-Louis, Mauritius	Director of IIF only	Since April 2006	Business Consultant since 2006; formerly, Managing Director of Société du Port (May-November 2006); Consultant, Total Outre Mer SA Paris (January-May 2006); Managing Director and General Manager of Esso Mauritius Ltd., a wholly-owned affiliate of ExxonMobil Corp. (February 1996-December 2005).	1	Independent director of a number of companies in Mauritius, including publicly quoted Cim Financial Services Ltd. (since 2013).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors generally has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Name, Age and Address	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Nancy C. Everett† (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director of each of the Funds (except IIF)	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors generally has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†  Nominee for election as a Director of one or more Funds at the Meetings.

Name, Age and Address	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Jakki L. Haussler† (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director of each of the Funds (except IIF)	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors generally has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†  Nominee for election as a Director of one or more Funds at the Meetings.

Name, Age and Address	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Ravindranath Santosh Kumar Hazareesing (66) c/o Cim Fund Services, Ltd Rogers House 5 President John Kennedy St. Port-Louis, Mauritius	Director of IIF only	Since July 2003	Self-employed Management Consultant.	1	None.
Dr. Manuel H. Johnson† (67) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Director of each of the Funds (except IIF)	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director of each of the Funds	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors generally has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†  Nominee for election as a Director of one or more Funds at the Meetings.

Name, Age and Address	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Michael F. Klein† (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director of each of the Funds (except IIF)	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Mamode Izam Nathadkhan (59) c/o Cim Fund Services, Ltd Rogers House 5 President John Kennedy St. Port-Louis, Mauritius	Director of IIF only	Since March 2011	Managing Partner, Nathadkhan Associates (Associated with Jeffreys Henry International) (since 2001); Agent of French Companies (since 2006); formerly, Chairman of Audit Committee and Director of Standard Bank (Mauritius) Ltd (2004-2013)	1	None.

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors generally has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†  Nominee for election as a Director of one or more Funds at the Meetings.

Name, Age and Address	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Michael E. Nugent† (79) 522 Fifth Avenue New York, NY 10036	Director of each of the Funds (except IIF) and Chair of the Boards of each of the Funds (except IIF)	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed† (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director of each of the Funds (except IIF)	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid† (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director of each of the Funds	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors generally has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†  Nominee for election as a Director of one or more Funds at the Meetings.

Name, Age and Address	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Interested Director
James F. Higgins#† (68) One New York Plaza New York, NY 10004	Director of each of the Funds (except IIF)	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors generally has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

#  "Interested person" of the Fund within the meaning of the 1940 Act.

†  Nominee for election as a Director of one or more Funds at the Meetings.

No Director or nominee for election as Director who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

The executive officers of the Fund, their ages, addresses, positions held, length of time served and their principal business occupations during the past five years are shown below.

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Executive Officers:

John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term and until his or her successor is chosen and qualifies.

Experience, Qualifications and Attributes. The Board of each Fund has concluded, based on each Director's experience, qualifications and attributes that each Board member should serve as a Director. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Compliance and Insurance Committee (and formerly served as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee), and as a Director of BP p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director Emeritus for the Armed Services

YMCA of the USA, Director of the U.S. Naval Submarine League and as Chairman of the charity J Street Cup Golf. Mr. Bowman serves as a Trustee of the Fairhaven United Methodist Church. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy's Chief of Naval Personnel (1994-1996) where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officier de l'Orde National du Mérite from the French Government and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.

Mr. Descroizilles has gained extensive experience in business, accounting and financial matters through his prior service as CFO of a number of Royal Dutch Shell affiliates, as Managing Director of Esso Mauritius Ltd. and as Senior Internal Auditor of the Royal Dutch Shell Group of Companies. In addition, Mr. Descroizilles is a fellow of the Institute of Chartered Accountants in England and Wales.

Ms. Everett has over 35 years of experience in the financial services industry, including roles with both registered investment companies and registered investment advisers. By serving on the boards of other registered funds, such as GMAM Absolute Return Strategies Fund, LLC and Emerging Markets Growth Fund, Inc., Ms. Everett has acquired significant experience with financial, accounting, investment and regulatory matters. Ms. Everett is also a Chartered Financial Analyst.

With more than 30 years of experience in the financial services industry, including her years of entrepreneurial and managerial experience in the development and growth of Opus Capital Group, Ms. Haussler brings a valuable perspective to the Funds' Boards. Through her role at Opus Capital and her service as a director of several venture capital funds and other boards, Ms. Haussler has gained valuable experience dealing with accounting principles and evaluating financial results of large corporations. She is a certified public accountant (inactive) and a licensed attorney in the State of Ohio (inactive).

Mr. Hazareesing has experience in accounting and financial matters through his service as a Senior Auditor in an accounting firm. In addition, Mr. Hazareesing has served as a Management Consultant since 2003.

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for over 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for nearly 20 years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also serves as a Director of Electro Rent Corporation and previously served as Director of The Ford Family Foundation. The Board has determined that Mr. Kearns is an "audit committee financial expert" as defined by the Securities and Exchange Commission (the "Commission").

Through his prior positions as a Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President and a Trustee of the Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director and Co-Chief Executive Officer of Aetos Capital, LLC, Co-President of Aetos Alternatives Management, LLC and as a Director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

With over 30 years of experience in the accounting profession, Mr. Nathadkhan has gained extensive experience regarding accounting and financial matters. In addition to his position as a Director of the Fund, Mr. Nathadkhan currently serves as Managing Partner of Nathadkhan Associates, a public accounting and tax advisory firm, and has previously served as an Audit, Tax and Legal Partner at KPMG.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his over 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee, Chairperson of the Closed-End Fund Committee and Chair of the Morgan Stanley Funds. Mr. Nugent also has experience as a former General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares, Inc. and his service as Trustee or Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his position as a Director of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

Mr. Reid has served on a number of mutual fund boards, including as a Trustee or Director of certain investment companies in the JP Morgan Funds complex and as a Trustee or Director of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

Mr. Higgins has over 30 years of experience in the financial services industry. Mr. Higgins has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters due to his experience on the boards of other funds in the Fund Complex. Mr. Higgins also previously served on the boards of other companies in the financial services industry, including AXA Financial, Inc. and AXA Equitable Life Insurance Company.

The Directors' principal occupations and other relevant professional experience during the past five years or more are shown in the above tables.

The table set forth below includes information regarding the dollar ranges of beneficial ownership of Shares in each Fund and in certain registered investment companies, including the Funds, managed by the Adviser or an affiliate and held out to investors as related companies for purposes of investment and investor services (the "Family of Investment Companies") owned by the Directors of the Funds and each nominee for election as a Director, as of December 31, 2015. This information has been furnished by each Director and nominee. The dollar values in the following table are based upon the market price of the applicable Fund's Shares as of December 31, 2015.

Dollar Range of Equity Securities in the Funds

Name of Directors	APF	CAF	MSD	EDD	MSF	ICB	IIF	LDF	TTF	TKF	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Independent Directors
Bowman	None	None	None	None	None	None	None	None	None	None	Over $100,000
Dennis	None	None	None	None	None	None	None	None	None	None	Over $100,000
Descroizilles	None	None	None	None	None	None	None	None	None	None	None
Everett	None	None	None	None	None	None	None	None	None	None	None
Haussler	None	None	None	None	None	None	None	None	None	None	Over
$100,000
Hazareesing	None	None	None	None	None	None	None	None	None	None	None
Johnson	None	None	None	None	None	None	None	None	None	None	Over $100,000
Kearns(1)	None	None	None	None	None	None	None	None	None	None	Over $100,000
Klein(1)	None	None	None	None	None	None	None	None	None	None	Over $100,000
Nathadkhan	None	None	None	None	None	None	None	None	None	None	None
Nugent	None	None	None	None	None	None	None	None	None	None	Over $100,000
Reed(1)	$10,001- $50,000	None	$1- $10,000	$10,001- $50,000	None	None	None	None	None	None	Over $100,000
Reid(1)	$10,001- $50,000	None	None	None	$10,001- $50,000	None	Over $100,000	None	None	None	Over $100,000
Interested Director
Higgins	None	None	None	None	None	None	None	None	None	None	Over $100,000

(1)  Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the various Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the plan.

Compensation of Directors and Officers

Effective January 1, 2016, for each Fund (other than IIF), each Director (except for the Chairperson of the Boards) receives an annual retainer fee of $250,000 ($240,000 prior to January 1, 2016) for serving as a Director of the Morgan Stanley Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $80,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $65,000 and the Chairperson of the Compliance and Insurance Committee receives an additional annual retainer fee of $50,000. Other Committee and Sub-Committee Chairpersons (except for the Chairperson of the Closed-End Fund Committee) receive an additional annual retainer fee of $35,000. The aggregate compensation paid to each Director is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Morgan Stanley Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $500,000 ($480,000 prior to January 1, 2016) for his services as Chair of the Boards of the Morgan Stanley Funds (except IIF) and for administrative services provided to each Board.

Effective January 1, 2016, IIF pays each of its Directors an annual fee of $38,000 ($32,000 prior to January 1, 2016) and the Audit Committee Chairperson is paid an additional annual fee of $5,000. The non-Mauritian Independent Directors of IIF receive a fee of $15,000 for each meeting such Director attends in Mauritius.

Each Fund also reimburses Directors for travel and other out-of-pocket expenses incurred by them in connection with attending meetings of the Board. Directors of each Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Funds for their services as Director.

Effective April 1, 2004, the Funds began a Deferred Compensation Plan (the "DC Plan"), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of each Fund.

Prior to April 1, 2004, certain Morgan Stanley Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

Set forth below is a table showing the aggregate compensation payable to each of the Fund's Directors as of each Fund's fiscal year-end, as well as the total compensation payable to each Director for the calendar year ended December 31, 2015 by all of the funds and by other U.S. registered investment companies advised by the Adviser or any investment companies that have an investment adviser that is an affiliated person of the Adviser (collectively, the "Fund Complex") for their services as Directors of such investment companies.

	APF(2)	CAF(2)	MSD(2)	EDD(2)	MSF(2)	ICB(2)	IIF	LDF(2)	TTF(2)	TKF(2)	Total Compensation from Funds and Fund Complex Paid to Directors(3)
Independent Directors(1)
Bowman	$446	$1,438	$448	$1,423	$439	$328	N/A	$148	$244	$105	$271,500
Dennis	$446	$1,438	$448	$1,423	$439	$328	N/A	$148	$244	$105	$271,500
Descroizilles	N/A	N/A	N/A	N/A	N/A	N/A	$32,000	N/A	N/A	N/A	$32,000
Everett	$391	$1,262	$393	$1,246	$385	$288	N/A	$129	$213	$92	$240,000
Haussler	$391	$1,262	$393	$1,246	$385	$288	N/A	$129	$213	$92	$240,000
Hazareesing	N/A	N/A	N/A	N/A	N/A	N/A	$32,000	N/A	N/A	N/A	$32,000
Johnson	$491	$1,581	$492	$1,564	$482	$361	N/A	$162	$268	$116	$303,000
Kearns(3)	$516	$1,664	$518	$1,645	$508	$380	$35,750	$171	$282	$122	$354,000
Klein(2)(3)	$446	$1,438	$448	$1,423	$439	$328	N/A	$119	$244	$105	$271,500
Nathadkhan	N/A	N/A	N/A	N/A	N/A	N/A	$32,000	N/A	N/A	N/A	$32,000
Nugent	$778	$2,505	$780	$2,477	$764	$572	N/A	$257	$424	$184	$480,000
Reed(2)(3)	$446	$1,438	$448	$1,422	$439	$328	N/A	$148	$244	$105	$271,500
Reid(3)	$440	$1,417	$441	$1,401	$432	$324	$32,000	$146	$240	$104	$303,500
Interested Directors
Higgins	$390	$1,255	$391	$1,242	$383	$287	N/A	$129	$213	$92	$240,000

(1)  Includes all amounts paid for serving as Director of the Funds as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)  Messrs. Klein and Reed deferred all compensation from the Funds (except IIF) during the fiscal year ended December 31, 2015 (September 30, 2015 with regard to ICB and October 31, 2015 with regard to EDD and TKF).

(3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2015 before deferral by the Directors under the DC Plan. As of December 31, 2015, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Klein, Reed and Reid pursuant to the deferred compensation plan was $645,006, $537,397, $1,890,315 and $868,250, respectively. Because the funds in the Fund Complex have different fiscal year-ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of certain Morgan Stanley Funds (the "Adopting Funds"), including ICB, had adopted a retirement program under which an Independent Trustee/Director who retired after serving for at least five years as an Independent Trustee/Director of any such fund (an "Eligible Trustee/Director") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee/Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee/Director's retirement as shown in the table below.

There were no pension or retirement benefits accrued as part of any Fund's expenses, except ICB. The following tables illustrate the retirement benefits accrued to the Fund's Independent Directors by ICB for the fiscal year ended September 30, 2015 and by the Adopting Funds for the calendar year ended December 31, 2015, and the estimated retirement benefits for the Independent Directors from ICB as of September 30, 2015 and from the Adopting Funds for each calendar year following retirement. Only the Directors listed below participated in the retirement program.

	Retirement Benefits Accrued as Fund Expenses		Estimated Annual Benefits Upon Retirement(1)
Name of Independent Directors:	ICB	By All Adopting Funds	ICB	By All Adopting Funds
Manuel H. Johnson	$924	$44,686	$1,451	$64,338
Michael E. Nugent	$683	$45,156	$1,299	$57,539

(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director's life.

The election of the nominees for election as Directors of each Fund requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. A majority of the votes cast means that the number of votes cast "for" a nominee's election exceeds the number of votes "withheld" with respect to that nominee. With respect to each Fund, except for TTF, the presence in person or by proxy of Stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. With respect to TTF, the presence in person or by proxy of Stockholders entitled to cast one-third of the votes entitled to be cast thereat shall constitute a quorum. See "Additional Information" below.

The Board of Directors of each Fund recommends that you vote "FOR" the election of the nominees as Directors for that Fund set forth above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the management of each Fund, the following persons owned beneficially more than 5% of the noted Fund's outstanding Shares at April 7, 2016. This information is based on publicly available Schedule 13D and 13G disclosures filed with the Commission.

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
APF	City of London Investment Group PLC and City of London Investment Management Company Limited 77 Gracechurch Street, London England EC3V 0AS	1,847,923 Shares with sole voting power and sole dispositive power(1)	13.30%
	Amica Mutual Insurance Company 100 Amica Way Lincoln, RI 02865	1,607,413 Shares with sole voting power and sole dispositive power(2)	11.49%
	Wells Fargo & Company 420 Montgomery Street, San Francisco, CA 94104	1,175,192 Shares with shared voting power and 1,577,995 Shares with shared dispositive power(3)	11.26%
	Wells Capital Management Inc. 525 Market St. San Francisco, CA 94105	1,159,305 Shares with shared voting power and 1,559,208 shared dispositive power(3)	11.13%
	1607 Capital Partners, LLC 4991 Lake Brook Drive, Suite 125 Glen Allen, VA 23060	1,270,847 Shares with sole voting power and sole dispositive power(4)	9.20%
	Yale University Investments Office 230 Prospect Street New Haven, Connecticut 06511-2107	3,006,755 Shares with sole voting power and sole dispositive power(5)	8.30%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	867,094 Shares with sole voting power and 868,494 with sole dispositive power(6)	6.20%
	Bill & Melinda Gates Foundation Trust 500 Fifth Avenue North, Seattle, Washington 98109	695,241 shares with shared voting power and share dispositive power(7)	5.00%
CAF	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	4,299,936 Shares with sole voting power and 4,357,436 with sole dispositive power(6)	19.91%
MSD	Wells Fargo & Company 420 Montgomery Street San Francisco, California 94163	1,758,778 Shares with shared voting power and 2,323,367 Shares with shared dispositive power(3)	10.50%
MSF	City of London Investment Group PLC and City of London Investment Management Company Limited 77 Gracechurch Street, London England EC3V 0AS	3,155,070 Shares with shared voting power and shared dispositive power(1)	21.80%
	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	2,746,857 Shares with sole voting power and 2,795,957 with sole dispositive power(6)	19.21%
	Wells Fargo & Company 420 Montgomery Street, San Francisco, CA 94104	705,427 Shares with shared voting power and 803,278 Shares with shared dispositive power(8)	5.52%
	Amica Mutual Insurance Company 100 Amica Way Lincoln, Rhode Island 02865	769,664 Shares with sole voting power and sole dispositive power(2)	5.30%
ICB	Karpus Management, Inc. 183 Sully's Trail Pittsford, New York 14534	1,555,742 Shares with sole voting power and sole dispositive power(1)	17.36%
	1607 Capital Partners, LLC 4991 Lake Brook Dr., Suite 125 Glen Allen, Virginia 23060	976,631 Shares with sole voting power and sole dispositive power(4)	10.90%
IIF	City of London Investment Group PLC and City of London Investment Management Company Limited 77 Gracechurch Street, London England EC3V 0AS	3,846,674 Shares with shared voting power and shared dispositive power(1)	25.70%
LDF	City of London Investment Group PLC and City of London Investment Management Company Limited 77 Gracechurch Street, London England EC3V 0AS	2,484,236 Shares with shared voting power and shared dispositive power(1)	36.40%
	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	775,983 Shares with sole voting power and 790,083 with sole dispositive power(9)	11.57%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
TTF	City of London Investment Group PLC and City of London Investment Management Company Limited 77 Gracechurch Street, London England EC3V 0AS	3,915,942 Shares with shared voting power and shared dispositive power(1)	32.00%
	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	903,974 Shares with sole voting power and 920,974 with sole dispositive power(10)	7.36%
	Wells Fargo & Company 420 Montgomery Street, San Francisco, CA 94104	594,334 Shares with shared voting power and 781,654 Shares with shared dispositive power(8)	6.25%
	1607 Capital Partners, LLC 4991 Lake Brook Dr., Suite 125 Glen Allen, Virginia 23060	771,142 Shares with sole voting power and sole dispositive power(4)	6.20%
TKF	City of London Investment Group PLC and City of London Investment Management Company Limited 77 Gracechurch Street, London England EC3V 0AS	563,096 Shares with shared voting power and shared dispositive power(1)	11.90%
	Advance Emerging Capital Limited 1st Floor, Colette House, 52/55 Picccadilly, London England W1J0DX	497,626 Shares with shared voting power and shared dispositive power(11)	10.10%
	Aberdeen Asset Management PLC 10 Queens Terrace, Aberdeen, Scotland	301,023 Shares with shared dispositive power(12)	6.40%

(1)  Based on a Schedule 13G/A filed with the Commission on February 12, 2016.

(2)  Based on a Schedule 13G filed with the Commission on February 11, 2016.

(3)  Based on a Schedule 13G/A filed with the Commission on January 27, 2016.

(4)  Based on a Schedule 13G/A filed with the Commission on February 16, 2016.

(5)  Based on a Schedule 13G/A filed with the Commission on January 24, 2003.

(6)  Based on a Schedule 13G/A filed with the Commission on February 10, 2016.

(7)  Based on a Schedule 13G filed with the Commission on March 21, 2016.

(8)  Based on a Schedule 13G filed with the Commission on January 29, 2016.

(9)  Based on a Schedule 13G/A filed with the Commission on February 9, 2016.

(10)  Based on a Schedule 13G/A filed with the Commission on February 11, 2016.

(11)  Based on a Schedule 13G filed with the Commission on September 29, 2015.

(12)  Based on a Schedule 13G filed with the Commission on January 26, 2016.

As of April 10, 2016, the aggregate number of Shares of each Fund owned by the Funds' officers and Directors as a group was less than one percent of each Fund's outstanding Shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires that each Fund's executive officers and Directors, and beneficial owners of more than 10% of its Shares, make certain filings on a timely basis under Section 16(a) of the 1934 Act. Based solely on a review of copies of such reports of ownership furnished to the Funds, the Funds believe that during the past fiscal year all of its officers, Directors and greater than 10% beneficial holders complied with all applicable filing requirements.

AUDIT COMMITTEE REPORTS AND AUDITOR FEES

Report of the Audit Committee (all Funds except IIF)

At meetings held on June 9-10, 2015, the Board of Directors of each Fund, including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, of the Fund acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as the independent registered public accounting firm for each Fund for the fiscal year ending December 31, 2016 (October 31, 2016 for EDD and TKF and September 30, 2016 for ICB). Each Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Public Company Accounting Oversight Board's Ethics and Independence Rule 3526 and has discussed with Ernst & Young LLP its independence with respect to each Fund. Each Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

Each Fund's financial statements for its most recent fiscal year were audited by Ernst & Young LLP. The Audit Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each Fund has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380). Based on the foregoing review and discussions, the Audit Committee of each Fund recommended to the Board of Directors that the audited financial statements for each Fund's most recent fiscal year-end be included in the Fund's most recent annual report to Stockholders and the Fund's annual report filed with the Commission.

Joseph J. Kearns, Chairperson of the Audit Committee W. Allen Reed, Member of the Audit Committee Michael F. Klein, Member of the Audit Committee Jakki L. Haussler, Member of the Audit Committee

Report of the Audit Committee of IIF only

At a meeting held on December 9, 2015, the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, of the Fund acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2016. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Public Company Accounting Oversight Board's Ethics and Independence Rule 3526 and has discussed with Ernst & Young LLP its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

The Fund's financial statements for the fiscal year ended December 31, 2015 were audited by Ernst & Young LLP. The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of the Fund has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380). Based on the foregoing review and discussions, the Audit Committee of the Fund recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2015 be included in the Fund's most recent annual report to Stockholders and the Fund's annual report filed with the Commission.

Joseph J. Kearns, Chairperson of the Audit Committee
Mamode Izam Nathadkhan, Member of the Audit Committee
Ravindranath Santosh Kumar Hazareesing, Member of the Audit Committee
Fergus Reid, Member of the Audit Committee
M.J. Marcel Vivian Descroizilles, Member of the Audit Committee

Audit Fees

The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of each Fund's financial statements for the fiscal years ended December 31, 2015 and 2014 (September 30, 2015 and 2014 for ICB and October 31, 2015 and 2014 for EDD and TKF) are set forth below.

	2015	2014
APF	$58,844	$58,844
CAF	$58,828	$58,828
MSD	$68,048	$73,048
EDD	$78,470	$83,470
MSF	$64,829	$69,829
ICB	$52,309	$48,309
IIF	$90,747	$95,747
LDF	$59,009	$59,009
TTF	$58,544	$58,544
TKF	$58,075	$58,075

Audit-Related Fees

There were no fees billed by Ernst & Young LLP related to the annual audit of a Fund's financial statements for the fiscal years ended December 31, 2015 and 2014 (September 30, 2015 and 2014 for ICB and October 31, 2015 and 2014 for EDD and TKF).

Tax Fees

The aggregate fees billed by Ernst & Young LLP in connection with tax compliance, tax advice and tax planning for each Fund for the fiscal years ended December 31, 2015 and 2014 (September 30, 2015 and 2014 for ICB, and October 31, 2015 and 2014 for EDD and TKF) are set forth below, which represent fees paid for the review of the Federal, state and local tax returns for each Fund.

	2015	2014
APF	$3,500	$3,867
CAF	$5,000	$3,867
MSD	$4,500	$3,867
EDD	$4,500	$3,867
MSF	$4,500	$4,484
ICB	$4,500	$3,867
IIF	$4,500	$3,867
LDF	$3,500	$3,867
TTF	$4,500	$3,867
TKF	$3,500	$3,867

All Other Fees

There were no fees billed by Ernst & Young LLP for any other products and services not set forth above for each Fund for the fiscal years ended December 31, 2015 and 2014 (September 30, 2015 and 2014 for ICB, and October 31, 2015 and 2014 for EDD and TKF).

Audit Committee Pre-approval

Each Fund's Audit Committee's policy is to review and pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's independent auditors. The Audit Committee Audit and Non-Audit Pre-Approval Policy and Procedures (the "Policy"), which is attached hereto as Exhibit A, requires each Fund's Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditors. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit, audit-related and the tax services described above for which Ernst & Young LLP billed each of the Funds fees for the fiscal year ended December 31, 2015 (September 30, 2015 for ICB, and October 31, 2015 for EDD and TKF) were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees paid by the Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Ernst & Young LLP for all other services provided to the Adviser and to any entities controlling, controlled by or under common control with the Adviser were:

	2015	2014
Fiscal year end 12/31(1):	$8,449,026	$8,940,997
Fiscal year end 10/31(2):	$8,180,463	$8,433,074
Fiscal year end 9/30(3):	$8,180,463	$8,433,074

(1)  APF, CAF, MSD, MSF, IIF, TTF, LDF

(2)  EDD, TKF

(3)  ICB

These fees related to services such as performance attestation. There were no audit-related fees during these periods for the issuance of a report under Statement on Accounting Standards No. 70 titled "Reports on the Processing of Transactions by Service Organizations."

The Audit Committee of each Fund, as applicable, has considered whether the provision of non-audit services and the provision of services to affiliates of the Adviser is compatible with maintaining the independence of Ernst & Young LLP.

Representatives from Ernst & Young LLP are not expected to be present at the Meeting. Ernst & Young LLP will have the opportunity to make a statement if they desire to do so and representatives from Ernst & Young LLP are expected to be available by telephone to respond to appropriate questions.

ADDITIONAL INFORMATION

No business other than as set forth herein is expected to come before any Meeting, but should any other matter requiring a vote of Stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Fund. In the event that the necessary quorum to transact business or the vote required to approve or reject any Proposal for any Fund is not obtained at the Meeting of any Fund, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's Shares present in person or by proxy at the Meeting. In the event a quorum is present at the Meeting but sufficient votes to approve any of the Proposals with respect to a Fund are not received, Proxies would be voted in favor of one or more adjournments of the Meeting with respect to such Proposal to permit further solicitation of Proxies, provided the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of Stockholders. Pursuant to each Fund's bylaws, the chairman of the Fund's Annual Meeting or an officer of the Fund also hold the previously described powers with respect to adjournment.

STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

A Stockholder's Proposal intended to be presented at a Fund's Annual Meeting of Stockholders in 2017 must be received by such Fund on or before January 11, 2017 in order to be included in the Fund's proxy statement and Proxy Card relating to that meeting. Any Stockholder who desires to bring a Proposal at a Fund's Annual Meeting of Stockholders in 2017, without including such Proposal in the Fund's proxy statement, must deliver written notice thereof to the Secretary of such Fund not before March 18, 2017 and not later than April 17, 2017, in the manner and form required by that Fund's By-Laws. Each Fund will furnish, without charge, a copy of its By-Laws to any Stockholder of such Fund requesting such By-Laws.

Requests for a Fund's By-Laws should be made in writing to the respective Fund, c/o Morgan Stanley Investment Management, 522 Fifth Avenue, Legal Department-19th Floor, New York, NY 10036.

  MARY E. MULLIN
  Secretary

Dated: May 9, 2016

Stockholders of a Fund who do not expect to be present at the Meeting for that Fund and who wish to have their Shares voted are requested to vote their Shares over the Internet, by telephone or by dating and signing the enclosed Proxy Card for the Fund and returning it in the enclosed envelope. No postage is required if mailed in the United States.

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EXHIBIT A
AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.  Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee or its delegate ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund's Independent Auditors have reviewed this Policy and believe that implementation of the Policy will not adversely affect the Independent Auditors' independence.

(1)  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

Exhibit A-1

2.  Delegation

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.  Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.  Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.  Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

Exhibit A-2

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.  All Other Services

The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.  Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.  Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairman of the Audit Committee will be submitted to the Audit Committee by the Fund's Chief Financial Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9.  Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB's Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

Exhibit A-3

10.  Covered Entities

Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Exhibit A-4

EVERY STOCKHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue New York, NY 10036 on June 21, 2016 Please detach at perforation before mailing. PROXY MORGAN STANLEY INCOME SECURITIES INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2016 PROXY This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Income Securities Inc. (the “Fund”) The undersigned hereby constitutes and appoints Joseph C. Benedetti, Mary E. Mullin and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 7, 2016 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 21, 2016 at 9:50 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof. If no direction is made, this proxy will be voted “FOR” the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 - 8 0 0 - 3 3 7 - 3 5 0 3 Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name. Signature Signature (if held jointly) Date ICB_27616-I_050416

EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 21, 2016. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/mor-27616 Please detach at perforation before mailing. THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE: 1.Election of Directors Nominees: FOR ALL WITHHOLD ALL FOR ALL EXCEPT Class III Class I 01. Jakki L. Haussler 02. Michael F. Klein 03. Michael E. Nugent 04. W. Allen Reed 05. Nancy C. Everett INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. 2.To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof. PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ICB_27616-I_050416

EVERY STOCKHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue New York, NY 10036 on June 21, 2016 Please detach at perforation before mailing. PROXY MORGAN STANLEY ASIA-PACIFIC FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2016 PROXY This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Asia-Pacific Fund, Inc. (the “Fund”) The undersigned hereby constitutes and appoints Joseph C. Benedetti, Mary E. Mullin and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 7, 2016 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 21, 2016 at 8:30 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof. If no direction is made, this proxy will be voted “FOR” the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 - 8 0 0 - 3 3 7 - 3 5 0 3 Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name. Signature Signature (if held jointly) Date APF_27616-A_050416

EVERY STOCKHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue New York, NY 10036 on June 21, 2016 Please detach at perforation before mailing. PROXY MORGAN STANLEY CHINA A SHARE FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2016 PROXY This proxy is solicited on behalf of the Board of Directors of Morgan Stanley China A Share Fund, Inc. (the “Fund”) The undersigned hereby constitutes and appoints Joseph C. Benedetti, Mary E. Mullin and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 7, 2016 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 21, 2016 at 9:10 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof. If no direction is made, this proxy will be voted “FOR” the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 - 8 0 0 - 3 3 7 - 3 5 0 3 Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name. Signature Signature (if held jointly) Date CAF_27616-B_050416

EVERY STOCKHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue New York, NY 10036 on June 21, 2016 Please detach at perforation before mailing. PROXY MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2016 PROXY This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Emerging Markets Debt Fund, Inc. (the “Fund”) The undersigned hereby constitutes and appoints Joseph C. Benedetti, Mary E. Mullin and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 7, 2016 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 21, 2016 at 9:30 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof. If no direction is made, this proxy will be voted “FOR” the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 - 8 0 0 - 3 3 7 - 3 5 0 3 Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name. Signature Signature (if held jointly) Date MSD_27616-C_050416

EVERY STOCKHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue New York, NY 10036 on June 21, 2016 Please detach at perforation before mailing. PROXY MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2016 PROXY This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the “Fund”) The undersigned hereby constitutes and appoints Joseph C. Benedetti, Mary E. Mullin and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 7, 2016 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 21, 2016 at 9:30 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof. If no direction is made, this proxy will be voted “FOR” the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 - 8 0 0 - 3 3 7 - 3 5 0 3 Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name. Signature Signature (if held jointly) Date EDD_27616-D_050416

EVERY STOCKHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue New York, NY 10036 on June 21, 2016 Please detach at perforation before mailing. PROXY MORGAN STANLEY EMERGING MARKETS FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2016 PROXY This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Emerging Markets Fund, Inc. (the “Fund”) The undersigned hereby constitutes and appoints Joseph C. Benedetti, Mary E. Mullin and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 7, 2016 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 21, 2016 at 9:50 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof. If no direction is made, this proxy will be voted “FOR” the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 - 8 0 0 - 3 3 7 - 3 5 0 3 Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name. Signature Signature (if held jointly) Date MSF_27616-E_050416

EVERY STOCKHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue New York, NY 10036 on June 21, 2016 Please detach at perforation before mailing. PROXY THE TURKISH INVESTMENT FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2016 PROXY This proxy is solicited on behalf of the Board of Directors of The Turkish Investment Fund, Inc. (the “Fund”) The undersigned hereby constitutes and appoints Joseph C. Benedetti, Mary E. Mullin and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 7, 2016 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 21, 2016 at 10:10 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof. If no direction is made, this proxy will be voted “FOR” the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 - 8 0 0 - 3 3 7 - 3 5 0 3 Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name. Signature Signature (if held jointly) Date TKF_27616-F_050416

EVERY STOCKHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue New York, NY 10036 on June 21, 2016 Please detach at perforation before mailing. PROXY THE THAI FUND, INC. PROXY ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2016 This proxy is solicited on behalf of the Board of Directors of The Thai Fund, Inc. (the “Fund”) The undersigned hereby constitutes and appoints Joseph C. Benedetti, Mary E. Mullin and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 7, 2016 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 21, 2016 at 8:50 a.m., New York Time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof. If no direction is made, this proxy will be voted “FOR” the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 - 8 0 0 - 3 3 7 - 3 5 0 3 Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name. Signature Signature (if held jointly) Date TTF_27616-G_050416

EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 21, 2016. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/mor-27616 Please detach at perforation before mailing. THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE: 1.Election of Directors Nominees: FOR ALL WITHHOLD ALL FOR ALL EXCEPT Class III 01. Frank L. Bowman 02. Jakki L. Haussler 03. James F. Higgins 04. Manuel H. Johnson INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. 2.To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof. PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. 27616_A-G_050416

EVERY STOCKHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue New York, NY 10036 on June 21, 2016 Please detach at perforation before mailing. PROXY THE LATIN AMERICAN DISCOVERY FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2016 PROXY This proxy is solicited on behalf of the Board of Directors of The Latin American Discovery Fund, Inc. (the “Fund”) The undersigned hereby constitutes and appoints Joseph C. Benedetti, Mary E. Mullin and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 7, 2016 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 21, 2016 at 8:50 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof. If no direction is made, this proxy will be voted “FOR” the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 - 8 0 0 - 3 3 7 - 3 5 0 3 Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name. Signature Signature (if held jointly) Date LDF_27616-J_050416

EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 21, 2016. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/mor-27616 Please detach at perforation before mailing. THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE: 1.Election of Directors Nominees: FOR ALL WITHHOLD ALL FOR ALL EXCEPT Class III Class II 01. Frank L. Bowman 02. James F. Higgins 03. Manuel H. Johnson 04. Jakki L. Haussler INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. 2.To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof. PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. LDF_27616-J_050416

EVERY STOCKHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue New York, NY 10036 on June 21, 2016 Please detach at perforation before mailing. PROXY MORGAN STANLEY INDIA INVESTMENT FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2016 PROXY This proxy is solicited on behalf of the Board of Directors of Morgan Stanley India Investment Fund, Inc. (the “Fund”) The undersigned hereby constitutes and appoints Joseph C. Benedetti, Mary E. Mullin and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 7, 2016 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 21, 2016 at 8:30 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof. If no direction is made, this proxy will be voted “FOR” the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 - 8 0 0 - 3 3 7 - 3 5 0 3 Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name. Signature Signature (if held jointly) Date IIF_27616-H_050416

EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 21, 2016. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/mor-27616 Please detach at perforation before mailing. THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE: 1.Election of Director Nominee: FOR AGAINST ABSTAIN Class I 01. Fergus Reid 2.To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof. PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IIF_27616-H_050416

MORGAN STANLEY ANNUAL MEETING FOR HOLDERS AS OF 4/7/16 TO BE HELD ON 6/21/16 Your vote is important. Thank you for voting. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E11353-P77214 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following material is available at www.proxyvote.com: Proxy Statement The Board of Directors recommends you vote FOR the following: For Withhold For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. All All Except 1. Election of Directors Nominees: ! ! ! 01) 02) 03) 04) Frank L. Bowman Jakki L. Haussler James F. Higgins Manuel H. Johnson ! PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON 2. To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof. Signature [PLEASE SIGN WITHIN BOX] Date Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cutoff date. Vote by Internet: www.proxyvote.com Vote by Phone: 1-800-454-8683 Vote by Mail: Use the envelope enclosed

MORGAN STANLEY ANNUAL MEETING FOR HOLDERS AS OF 4/7/16 TO BE HELD ON 6/21/16 Your vote is important. Thank you for voting. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E11354-P77214 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following material is available at www.proxyvote.com: Proxy Statement The Board of Directors recommends you vote FOR the following: For Withhold For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. All AllExcept 1. Election of Director Nominee: 01) Fergus Reid ! ! ! ! PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON 2. To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof. Signature [PLEASE SIGN WITHIN BOX] Date Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cutoff date. Vote by Internet: www.proxyvote.com Vote by Phone: 1-800-454-8683 Vote by Mail: Use the envelope enclosed

MORGAN STANLEY ANNUAL MEETING FOR HOLDERS AS OF 4/7/16 TO BE HELD ON 6/21/16 Your vote is important. Thank you for voting. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E11355-P77214 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following material is available at www.proxyvote.com: Proxy Statement The Board of Directors recommends you vote FOR the following: For Withhold For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. All All Except 1. Election of Directors Nominees: ! ! ! 01) 02) 03) 04) 05) Nancy C. Everett Jakki L. Haussler Michael F. Klein Michael E. Nugent W. Allen Reed ! PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON 2. To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof. Signature [PLEASE SIGN WITHIN BOX] Date Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cutoff date. Vote by Internet: www.proxyvote.com Vote by Phone: 1-800-454-8683 Vote by Mail: Use the envelope enclosed

MORGAN STANLEY ANNUAL MEETING FOR HOLDERS AS OF 4/7/16 TO BE HELD ON 6/21/16 Your vote is important. Thank you for voting. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E11356-P77214 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following material is available at www.proxyvote.com: Proxy Statement The Board of Directors recommends you vote FOR the following: For Withhold For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. All All Except 1. Election of Directors Nominees: Class III ! ! ! ! PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON 01) 02) 03) Frank L. Bowman James F. Higgins Manuel H. Johnson Class II 04) Jakki L. Haussler 2. To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof. Signature [PLEASE SIGN WITHIN BOX] Date Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cutoff date. Vote by Internet: www.proxyvote.com Vote by Phone: 1-800-454-8683 Vote by Mail: Use the envelope enclosed